UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

August 2, 2011

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

BLUE NILE, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE	000-50763	91-1963165
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NO.)

411 FIRST AVENUE SOUTH, SUITE 700, SEATTLE, WASHINGTON, 98104

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

(206) 336-6700

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE

N/A

(FORMER NAME OR FORMER ADDRESS IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On August 4, 2011, Blue Nile, Inc. (“Blue Nile”) issued a press release announcing financial results for the second quarter ended July 3, 2011. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The press release should be read in conjunction with the note regarding forward-looking statements, which is included in the text of the press release.

The information in this Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, unless expressly set forth by specific reference in such filing.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On August 2, 2011, Mark Vadon resigned from his position as Executive Chairman of Blue Nile. Mr. Vadon will continue in his role as Blue Nile’s Chairman of the Board of Directors. The tables below set forth information regarding Mr. Vadon’s compensation for serving as a non-employee Chairman of the Board of Directors.

Annual Cash Compensation	Cash
Annual retainer paid to all non-employee directors (1)	$40,000
Fee for serving as Chairman (2)	$100,000

(1)	This annual retainer is paid in quarterly installments. At the discretion of Blue Nile’s Board of Directors, directors may be permitted to forego all or a portion of their annual retainer for service on the Board of Directors in exchange for a grant or grants of common stock under Blue Nile’s 2004 Equity Incentive Plan having a fair market value equal to the amount of foregone cash compensation. The number of shares granted is determined by dividing the amount of the foregone quarterly installment by the closing price of Blue Nile’s common stock on the second business day following Blue Nile’s quarterly public announcement of Blue Nile’s financial earnings for the quarter in which the installment is to be paid.
(2)	This fee for serving as Chairman is paid in quarterly installments.

Additionally, on the day following each Annual Meeting of Stockholders, Mr. Vadon is expected to receive an annual stock option grant for his service as a non-employee director and for his service as Chairman of the Board of Directors. See details of his equity compensation below.

Equity Compensation	Equity
Annual option grant (1)	An option to purchase 2,500 shares of Blue Nile’s common stock
Annual option grant for serving as Chairman (2)	An option to purchase shares of Blue Nile’s common stock valued at $100,000

(1)	Pursuant to the terms of Blue Nile’s 2004 Non-Employee Directors’ Stock Option Plan, each non-employee director receives an annual option grant on the date following each Annual Meeting of Stockholders, which is reduced pro rata for each full quarter prior to the grant date during which the director did not serve as a non-employee director. This annual grant vests monthly from the date of the grant for one year.
(2)	On the date following each Annual Meeting of Stockholders, Mr. Vadon will receive an option under the terms of Blue Nile’s 2004 Equity Incentive Plan to purchase shares of Blue Nile’s common stock with an aggregate grant date fair value of $100,000, calculated in accordance with Topic 718 of the Financial Accounting Standards Board Accounting Standards Codification. This annual grant will be reduced pro rata for each full quarter prior to the grant date during which Mr. Vadon did not serve as Chairman and vests monthly from the date of the grant for one year.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT NUMBER	DESCRIPTION

99.1	Press release dated August 4, 2011, issued by Blue Nile, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE NILE, INC.

	By:	/s/ Terri K Maupin
Terri K. Maupin
Dated: August 4, 2011		Chief Accounting Officer (Principal Accounting Officer)

	By:	/s/ Vijay Talwar
Vijay Talwar
Dated: August 4, 2011		Senior Vice President and General Manager of International and Chief Financial Officer (Principal Financial Officer)